UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2007
THE CHUBB CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 903-2000
Not Applicable

(Former name or former address, if changed since last report.)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 24, 2007, the shareholders of The Chubb Corporation (the “Corporation”) approved the adoption of a Certificate of Amendment to the Corporation’s Restated Certificate of Incorporation to implement a majority voting standard in the uncontested election of directors. The Certificate of Amendment was filed with the Secretary of State of the State of New Jersey on April 26, 2007. The full text of the Certificate of Amendment is set forth in Exhibit 3.1 of this Form 8-K and is incorporated by reference into this Item 5.02 as if fully set forth herein.
Item 8.01. Other Events.
The Annual Meeting of Shareholders of the Corporation was held on April 24, 2007. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:
Election of Directors. The shareholders of the Corporation elected each of the director nominees proposed by the Corporation’s Board of Directors to serve until his or her successor is duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	VOTES FOR	VOTES WITHHELD
Zoë Baird	353,870,969	3,455,516
Sheila P. Burke	354,030,352	3,296,133
James I. Cash, Jr.	351,315,040	6,011,445
Joel J. Cohen	351,917,469	5,409,016
John D. Finnegan	351,933,504	5,392,981
Klaus J. Mangold	342,448,204	14,878,281
Sir David G. Scholey, CBE	350,336,336	6,990,149
Lawrence M. Small	350,773,526	6,552,959
Daniel E. Somers	354,479,276	2,847,209
Karen Hastie Williams	353,521,125	3,805,360
Alfred W. Zollar	354,360,324	2,966,161
Appointment of Ernst & Young LLP as Independent Auditor. The shareholders of the Corporation ratified the appointment of Ernst & Young LLP as the Corporation’s independent auditor. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTAIN	NON VOTES
351,865,729	3,383,232	2,077,523	0
     Amendment to the Corporation’s Restated Certificate of Incorporation. The shareholders approved an amendment to the Corporation’s Restated Certificate of Incorporation that provides for a majority voting standard in uncontested elections of members to the Corporation’s Board of Directors. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTAIN	NON VOTES
331,826,142	23,067,105	2,433,237	0
Increased Disclosure of Political Contributions. The shareholders of the Corporation rejected a proposal requesting that the Corporation prepare and disclose a report regarding its political contributions and related matters. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTAIN	NON VOTES
80,557,539	190,554,431	56,980,529	29,233,985

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
          3.1     Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION
Date: April 30, 2007	By:	/s/ W. Andrew Macan
		Name:	W. Andrew Macan
		Title:	Vice President and Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
FILED ON APRIL 30, 2007

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant